UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

II	Western Asset High Yield Fund

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed said, “The

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determine to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield” securities. In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar-denominated non- U.S. securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or future contracts to a significant extent, although the amounts invested in these instruments may change from time to time. The Fund may invest in mortgage-backed securities to a significant extent. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) were volatile at times and produced mixed results versus equal-durationii Treasuries over the twelve months ended May 31, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii and other central banks, and several geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2015. Two-year Treasury yields rose from 0.37% at the beginning of the period to 0.61% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on

Western Asset High Yield Fund 2015 Annual Report	1

Fund overview (cont’d)

October 15, 2014. Ten-year Treasury yields were 2.48% at the beginning of the period and ended the period at 2.12%. Their peak of 2.66% occurred on June 17, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexiv returned 3.03% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced weaker results. Over the reporting period, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v gained 1.96%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, returning -1.39% and 4.17%, respectively. Elsewhere, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 0.72% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. In terms of sector positioning, we increased the Fund’s allocation to Consumer Non-Cyclicals1, while reducing its exposures to Basic Industries2 and Transportation3. From a credit quality perspective, we reduced the Fund’s overweight exposure to CCC-rated securities and reduced our underweight allocation to BB-rated securities. These ratings adjustments were made to reduce the Fund’s overall risk exposure. We also actively participated in the new issue markets and purchased securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curvevii positioning and duration. All told, our Treasury future trades detracted from performance during the reporting period. High yield index swaps (CDX) were used to manage our high-yield corporate bond exposure. Overall, they were a small negative for results. These “market hedges” were intended to protect the portfolio from risk-off periods. A credit default swap was used to manage the Fund’s exposure to an individual high-yield security. It was neutral for performance during the reporting period. Finally, currency forwards, which were employed to hedge the Fund’s currency exposure, contributed to results.

Performance review

For the twelve months ended May 31, 2015, Class I shares of Western Asset High Yield Fund returned -0.28%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 1.96% for the same period. The Lipper High Yield Funds Category Average4 returned 0.85% over the same time frame.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Basic Industries consists of the following industries: Chemicals, Metals & Mining and Paper.

[3]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[4]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 627 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset High Yield Fund 2015 Annual Report

Performance Snapshot as of May 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months†
Western Asset High Yield Fund:
Class A	2.13%	-0.62%
Class A2	2.25%	N/A
Class C	1.82%	-1.25%
Class R	2.05%	-0.77%
Class I	2.25%	-0.28%
Class IS	2.29%	-0.23%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	2.57%	1.96%
Lipper High Yield Funds Category Average[1]	2.01%	0.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares for the twelve-month period is not shown because the inception date for this share class was August 1, 2014.

The 30-Day SEC Yields for the period ended May 31, 2015 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 6.15%, 6.10%, 5.69%, 5.98%, 6.68% and 6.69% respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 5.89%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 30, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.88%, 1.08%, 1.96%, 1.49%, 0.69% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than

†	The total return includes gains from settlement of security litigations. Without these gains, the total return for Class A, Class C, Class R, Class I and Class IS shares for the twelve months ended May 31, 2015 would have been -0.74%, -1.25%, -0.89%, -0.40% and -0.23%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 668 funds for the six-month period and among the 627 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset High Yield Fund 2015 Annual Report	3

Fund overview (cont’d)

interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in several sectors. In particular, overweights to Consumer Non-Cyclicals and Transportation were additive for results as they both outperformed the Index.

A number of individual Fund holdings also contributed to performance, including our overweights in Physiotherapy Associates Holdings Inc. and Citigroup Inc. Physiotherapy Associates Holdings Inc. is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues, and in May 2013, restructured its balance sheet as bondholders led the reorganization of the credit. In doing so, the Fund received equity in exchange for our original bond position and participated in the new financing of a secured loan. The valuation of the company has improved since the workout took place due to successful management initiatives. We remain positive regarding the prospects for further recovery and believe the company is well positioned, which includes more than 500 outpatient rehabilitation clinics in 34 states. Financial services company Citigroup Inc. performed well as investor sentiment was generally positive due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its sector positioning. In particular, the Fund’s overweight in lower-quality Energy (the worst performing sector in the Index) negatively impacted results. Falling oil prices from an increase in supply and fears of lower global demand and slowing global growth sent several of our positions significantly lower. Elsewhere, an underweight to Technology was negative for results given its outperformance versus the Index.

Our ratings biases also detracted from results. Although we reduced our underweight to the top performing BB-rated segment of the market and pared our overweight to the bottom performing CCC-rated segment,

4	Western Asset High Yield Fund 2015 Annual Report

the Fund still suffered as longer duration, higher quality bonds remained in favor.

Security selection, overall, also detracted from performance. In particular, overweight positions in select energy issuers, including Hercules Offshore Inc. and Samson Investment Co., were negative for performance. These energy-related companies were hurt by the previously mentioned sharp declining oil prices.

Despite posting unimpressive performance for the reporting period, we do feel the Fund stabilized and showed positive momentum both at the end of the period and after the reporting period ended. We expect to maintain our longer-term proven track record of providing both an attractive income opportunity for shareholders and positive capital appreciation relative to the market.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2015 were: Energy (18.9%), Consumer Discretionary (15.3%), Industrials (14.0%), Financials (12.6%) and Health Care (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2014 and held for the six months ended May 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.13%	$1,000.00	$1,021.30	0.91%	$4.59	Class A	5.00%	$1,000.00	$1,020.39	0.91%	$4.58
Class A2	2.25	1,000.00	1,022.50	0.93	4.69	Class A2	5.00	1,000.00	1,020.29	0.93	4.68
Class C	1.82	1,000.00	1,018.20	1.75	8.81	Class C	5.00	1,000.00	1,016.21	1.75	8.80
Class R	2.05	1,000.00	1,020.50	1.30	6.55	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	2.25	1,000.00	1,022.50	0.66	3.33	Class I	5.00	1,000.00	1,021.64	0.66	3.33
Class IS	2.29	1,000.00	1,022.90	0.63	3.18	Class IS	5.00	1,000.00	1,021.79	0.63	3.18

8	Western Asset High Yield Fund 2015 Annual Report

[1]	For the six months ended May 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†‡	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/15	-0.62%	N/A	-1.25%	-0.77%	-0.28%	-0.23%
Five Years Ended 5/31/15	N/A	N/A	N/A	N/A	8.56	8.63
Ten Years Ended 5/31/15	N/A	N/A	N/A	N/A	7.29	N/A
Inception* through 5/31/15	6.80	0.06%	5.75	6.26	—	8.90

With sales charges[2]	Class A†	Class A2†‡	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/15	-4.86%	N/A	-2.19%	-0.77%	-0.28%	-0.23%
Five Years Ended 5/31/15	N/A	N/A	N/A	N/A	8.56	8.63
Ten Years Ended 5/31/15	N/A	N/A	N/A	N/A	7.29	N/A
Inception* through 5/31/15	5.32	-4.17%	5.75	6.26	—	8.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/15)	22.54%
Class A2 (Inception date of 8/1/14 through 5/31/15)	0.06
Class C (Inception date of 4/30/12 through 5/31/15)	18.83
Class R (Inception date of 4/30/12 through 5/31/15)	20.63
Class I (5/31/05 through 5/31/15)	102.03
Class IS (Inception date of 8/4/08 through 5/31/15)	78.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of investment litigations. Without these gains, the total returns would have been lower.

‡	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are April 30, 2012, August 1, 2014, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

10	Western Asset High Yield Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2005 - May 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2005 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2015 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2015 Annual Report	13

Schedule of investments

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.0%
Consumer Discretionary — 13.8%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	470,000	$478,225	(a)
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	680,000	751,060
General Motors Co., Senior Notes	5.200%	4/1/45	280,000	285,702
Total Automobiles				1,036,762
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	581,490
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	870,000	915,675
Total Diversified Consumer Services				1,497,165
Hotels, Restaurants & Leisure — 4.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,360,000	1,410,320	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	1,280,000	1,281,600	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,608,670	1,577,462	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	760,000	796,100	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	530,000	537,950
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	770,000	760,375	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	7,275	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	700,000	740,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,240,000	1,306,650
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	210,000	218,663	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,881,000	2,024,426	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	2,470,000	2,380,462	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	590,000	634,250
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,120,000	2,191,444	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	870,000	878,700	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,210,000	1,213,025	(a)
Total Hotels, Restaurants & Leisure				17,958,952
Household Durables — 2.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,795,625	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	690,000	710,700	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,330,000	1,369,900	(a)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	900,000	958,500
Standard Pacific Corp., Senior Notes	5.875%	11/15/24	290,000	301,600

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	$235,750
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	236,775
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,174,500
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	587,250
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	510,000	530,400
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,190,000	2,085,975	(a)
Total Household Durables				9,986,975
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	5.875%	2/15/25	1,530,000	1,598,850	(a)
Media — 3.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,421,000	1,511,589
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	375,750
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	510,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,310,000	1,313,275
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,620,000	1,660,500	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,090,000	940,125
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,439,074	2,201,264	(a)(b)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,130,000	2,148,637	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	600,000	699,535
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,310,000	2,408,175	(a)
Total Media				14,668,850
Specialty Retail — 1.3%
CST Brands Inc., Senior Notes	5.000%	5/1/23	510,000	518,925
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	750,000	782,663	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	700,000	726,250	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000	1,953,000	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,208,000	1,226,120	(a)(b)
Total Specialty Retail				5,206,958
Textiles, Apparel & Luxury Goods — 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	697,200	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	540,000	537,975	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	724,500
Total Textiles, Apparel & Luxury Goods				1,959,675
Total Consumer Discretionary				54,392,412

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	15

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 4.3%
Beverages — 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	$807,700	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	520,000	525,200
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,530,000	1,585,462
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,330,000	1,559,425	(a)
Total Beverages				4,477,787
Food & Staples Retailing — 0.9%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,400,000	1,400,000	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	1,860,000	1,962,300	(a)
Total Food & Staples Retailing				3,362,300
Food Products — 1.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	910,000	939,575	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	160,000	163,800
H.J. Heinz Co., Secured Notes	4.875%	2/15/25	670,000	721,925	(a)
H.J. Heinz Finance Co., Senior Notes	7.125%	8/1/39	530,000	689,000	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,320,000	1,339,800	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,060,000	1,931,250	(a)
Total Food Products				5,785,350
Household Products — 0.5%
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	700,000	743,750	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,290,000	1,328,700	(a)
Total Household Products				2,072,450
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,470,000	1,278,900
Total Consumer Staples				16,976,787
Energy — 17.2%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,020,000	994,500
CGG, Senior Notes	6.500%	6/1/21	2,160,000	1,836,000
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	1,000,000	797,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	910,000	732,550
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	50,000	16,750	(a)(c)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,420,000	798,600	(a)(c)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	970,000	293,425	(a)(c)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	817,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,000,000	647,500
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	500,000	412,500	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Parker Drilling Co., Senior Notes	6.750%	7/15/22	880,000	$763,400
Total Energy Equipment & Services				8,109,725
Oil, Gas & Consumable Fuels — 15.2%
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	860,000	864,300	(a)
Antero Resources Corp., Senior Notes	5.375%	11/1/21	880,000	891,000
Antero Resources Corp., Senior Notes	5.125%	12/1/22	1,000,000	997,500
Approach Resources Inc., Senior Notes	7.000%	6/15/21	340,000	314,500
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	95,400
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,120,000	246,400
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	555,750
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	180,000	147,600
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	720,000	745,920	(a)
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	630,000	560,700
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	220,000	193,600
California Resources Corp., Senior Notes	6.000%	11/15/24	1,600,000	1,472,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	980,000	1,011,850
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	610,000	645,838
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	350,000	357,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000	1,055,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	20,350
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,000,000	952,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	940,000	766,100
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	514,100
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,200,000	1,252,500
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	760,000	807,500	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	600,000	615,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	248,000	266,476
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	470,000	553,707
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	27,000	(f)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,130,000	1,131,413	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	820,000	563,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	680,000	688,500
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,000,000	970,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	17

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Gulfport Energy Corp., Senior Notes	6.625%	5/1/23	640,000	$652,800	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	950,000	964,250	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,540,000	1,784,350
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	1,360,000	1,091,400
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	680,000	702,968	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,190,000	1,888,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	1,250,000	1,262,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	1,820,000	1,808,625
Matador Resources Co., Senior Notes	6.875%	4/15/23	870,000	893,925	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	700,000	661,500	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,000,000	965,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	382,000	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	580,000	616,250
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,010,000	1,939,650	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000	925,000
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,290,000	864,300
Newfield Exploration Co., Senior Notes	5.375%	1/1/26	660,000	683,100
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	300,000	297,750
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	858,950
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	430,000	439,675
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	470,000	477,050
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	741,150	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000	1,116,759	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	900,000	803,250
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	810,000	842,400	(a)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	2,065,000	2,065,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	200,000	29,500	(e)
Range Resources Corp., Senior Notes	4.875%	5/15/25	640,000	640,000	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,700,000	1,743,554
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	610,000	674,050	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	990,000	1,059,300	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	780,000	768,300	(a)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,560,000		$211,200
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,590,000		2,641,800
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000		783,200	(a)
SM Energy Co., Senior Notes	5.625%	6/1/25	1,380,000		1,392,075
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,500,000		1,440,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,479,000		1,564,042
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	500,000		491,250	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	950,000		1,004,625	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	490,000		414,050	(a)
Total Oil, Gas & Consumable Fuels					59,868,677
Total Energy					67,978,402
Financials — 10.5%
Banks — 3.3%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	480,000		459,600	(f)(g)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	220,000		232,650	(f)(g)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	560,000		651,000
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000		641,443	(f)(g)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000		1,448,775
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,648,157
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000		1,174,387	(f)(g)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	420,000		414,225	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000		976,125	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000		892,620	(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		664,275	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000		582,113	(g)
Novo Banco SA, Senior Notes	5.875%	11/9/15	400,000	EUR	442,395	(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000		535,035
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,323,297	(f)(h)
Total Banks					13,086,097
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		528,900
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	380,000		401,850
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000		259,325
Navient Corp., Senior Notes	5.875%	3/25/21	1,680,000		1,688,400
Navient Corp., Senior Notes	5.875%	10/25/24	1,580,000		1,508,900

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	19

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000	$773,500	(a)
Total Consumer Finance				5,160,875
Diversified Financial Services — 1.2%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	450,000	477,000	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.090%	12/21/65	1,000,000	975,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000	600,225
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,040,000	2,478,600
Total Diversified Financial Services				4,530,825
Insurance — 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000	268,762
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,330,000	1,379,875
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,100,000	1,146,750	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	770,000	829,675
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000	338,912
Total Insurance				3,963,974
Real Estate Investment Trusts (REITs) — 1.6%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	2,000,000	2,140,000
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,620,000	1,664,550
ESH Hospitality Inc., Senior Notes	5.250%	5/1/25	1,010,000	1,017,575	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000	1,037,775
Geo Group Inc., Senior Notes	5.875%	10/15/24	330,000	350,625
Total Real Estate Investment Trusts (REITs)				6,210,525
Real Estate Management & Development — 1.6%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	230,000	214,314
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	390,000	394,875
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	2,580,000	2,631,600	(a)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,300,000	1,378,000	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000	1,659,000	(a)
Total Real Estate Management & Development				6,277,789
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,090,000	2,092,613	(a)
Total Financials				41,322,698
Health Care — 8.7%
Health Care Equipment & Supplies — 1.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000	849,250	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,050,000	1,092,000	(a)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — continued
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,680,000	$1,730,400	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,850,000	2,864,849
Total Health Care Equipment & Supplies				6,536,499
Health Care Providers & Services — 4.4%
Acadia Healthcare Co. Inc., Senior Notes	5.625%	2/15/23	2,000,000	2,045,000	(a)
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	1,190,000	1,182,563
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,500,000	1,533,750
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,000,000	1,085,000	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,613,100
HCA Inc., Senior Bonds	5.375%	2/1/25	3,870,000	3,986,100
HealthSouth Corp., Senior Notes	5.125%	3/15/23	1,000,000	1,025,000
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,300,000	1,359,312
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	620,000	688,200	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,420,000	1,483,900
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,600,000	1,492,000
Total Health Care Providers & Services				17,493,925
Pharmaceuticals — 2.6%
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	1,430,000	1,438,937	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,120,000	2,218,050	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	2,100,000	2,134,125	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,000,000	1,042,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,470,000	1,499,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,000,000	2,080,000	(a)
Total Pharmaceuticals				10,413,012
Total Health Care				34,443,436
Industrials — 13.2%
Aerospace & Defense — 1.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,820,000	1,697,150	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000	2,093,850
Erickson Inc., Secured Notes	8.250%	5/1/20	989,000	749,167
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	880,000	875,600
Orbital ATK Inc., Senior Notes	5.250%	10/1/21	210,000	217,875	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	450,000	445,500
Total Aerospace & Defense				6,079,142

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	21

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — 0.6%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	510,000	$490,875	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,550,000	1,664,313	(a)
Total Air Freight & Logistics				2,155,188
Airlines — 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000	347,325	(a)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	301,503	313,564	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,359,611	1,417,394	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	230,000	236,279	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	352,701	386,207	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	184,685	188,489
United Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	64,824	66,202
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	286,718	300,337
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	342,159	376,375
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	1,390,000	1,428,225
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,780,809	1,914,370
Total Airlines				6,974,767
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,220,000	1,146,800	(a)
USG Corp., Senior Notes	5.500%	3/1/25	500,000	517,500	(a)
Total Building Products				1,664,300
Commercial Services & Supplies — 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	600,000	588,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,180,000	1,159,350
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,000,000	1,005,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	470,000	476,463	(a)
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	260,000	271,700
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,870,000	2,916,637
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	550,000	548,625
West Corp., Senior Notes	5.375%	7/15/22	1,790,000	1,736,300	(a)
Total Commercial Services & Supplies				8,702,075
Construction & Engineering — 1.3%
AECOM, Senior Notes	5.875%	10/15/24	480,000	499,200	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,450,000	1,239,750	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,660,000	2,447,200	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,320,000	1,125,300	(a)
Total Construction & Engineering				5,311,450

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	610,000	$635,925	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	725,975	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	1,040,000	1,060,800
Total Electrical Equipment				2,422,700
Machinery — 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	722,500	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,295,000	2,409,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	895,850
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	585,750	(a)
Total Machinery				4,613,850
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000	1,465,200	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	1,048,800
Total Marine				2,514,000
Road & Rail — 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,030,000	1,054,463	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	630,000	628,425	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,570,000	1,375,712	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	920,000	765,900	(a)
Total Road & Rail				3,824,500
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	820,000	854,850	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,900,538	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,440,000	1,519,200
Total Trading Companies & Distributors				4,274,588
Transportation — 0.9%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,400,000	1,442,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,180,000	1,182,950	(a)(b)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	1,010,000	808,000	(a)
Total Transportation				3,432,950
Total Industrials				51,969,510

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	23

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.2%
Communications Equipment — 0.3%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	160,000		$161,400	(a)
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,000,000		1,012,500	(a)
Total Communications Equipment					1,173,900
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000		1,676,600
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	490,000		505,925	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000		900,600
Equinix Inc., Senior Notes	5.375%	1/1/22	850,000		884,531
Total Internet Software & Services					2,291,056
IT Services — 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,890,000		1,436,400	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,030,000		1,206,388
Total IT Services					2,642,788
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	790,000		790,000	(a)
Total Information Technology					8,574,344
Materials — 7.3%
Chemicals — 1.2%
Celanese U.S. Holdings LLC, Senior Notes	4.625%	11/15/22	460,000		464,600
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	450,000		450,000	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,330,000		1,220,275
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		823,775	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	818,031	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	521,796	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	391,347	(h)
Total Chemicals					4,689,824
Construction Materials — 0.8%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		1,134,975	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	650,000		655,850	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		1,152,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		217,350	(a)
Total Construction Materials					3,160,175

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		$208,015	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	990,000		1,027,125	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	950,000		971,375	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,435,000		1,463,700
Pactiv LLC, Senior Notes	7.950%	12/15/25	930,000		941,625
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,190,000		1,239,087
Total Containers & Packaging					5,850,927
Metals & Mining — 3.3%
ArcelorMittal, Senior Bonds	5.125%	6/1/20	530,000		537,950
ArcelorMittal, Senior Bonds	6.125%	6/1/25	960,000		975,600
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,480,000		1,398,600	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	800,000		688,000
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,800,000		2,145,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,380,000		1,449,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		69,250	(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	14,937		0	(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	700,000		670,250	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		844,525
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	560,000		582,400	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,510,153	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	500,000		545,000	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	710,000		663,850	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	972,000		933,120
Total Metals & Mining					13,013,198
Paper & Forest Products — 0.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,730,000		1,124,500	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	550,000		507,375
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		465,600
Total Paper & Forest Products					2,097,475
Total Materials					28,811,599
Telecommunication Services — 5.9%
Diversified Telecommunication Services — 2.8%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000		1,119,562
CenturyLink Inc., Senior Notes	6.750%	12/1/23	320,000		341,600

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	25

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	5.625%	4/1/25	690,000	$666,713	(a)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,150,000	2,150,000	(a)
Inmarsat Finance PLC, Senior Notes	4.875%	5/15/22	1,100,000	1,089,000	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	2,980,000	2,736,951
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	1,160,000	1,032,400
Level 3 Financing Inc., Senior Notes	5.375%	8/15/22	1,100,000	1,124,750
Windstream Corp., Senior Notes	7.500%	4/1/23	858,000	770,055
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	200,000	204,000	(a)
Total Diversified Telecommunication Services				11,235,031
Wireless Telecommunication Services — 3.1%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,800,000	1,865,250	(a)
Altice Finco SA, Senior Notes	7.625%	2/15/25	730,000	748,250	(a)
Oi SA, Senior Notes	5.750%	2/10/22	320,000	281,600	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,500,000	5,610,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,140,000	1,306,725	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	870,000	853,418
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,623,600	(a)
Total Wireless Telecommunication Services				12,288,843
Total Telecommunication Services				23,523,874
Utilities — 2.9%
Electric Utilities — 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,262,400
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	576,568	612,603
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,145,000	3,412,325
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	235,767	235,767
Total Electric Utilities				6,523,095
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	400,000	413,000
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp., Senior Notes	4.875%	5/15/23	470,000	451,200
AES Corp., Senior Notes	5.500%	3/15/24	1,050,000	1,055,250
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	950,000	914,375	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,295,812	1,397,047
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	830,000	856,975	(a)
Total Independent Power and Renewable Electricity Producers				4,674,847
Total Utilities				11,610,942
Total Corporate Bonds & Notes (Cost — $352,691,917)				339,604,004

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 1.5%
American Money Management CDO Corp., 2015-16A E	5.874%	4/14/27	1,550,000	$1,494,200	(a)(f)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	723,846	(a)(f)
Avery Point VI CLO Ltd., 2015-6A E1	5.776%	8/5/27	750,000	704,775	(a)(f)
Carlyle Global Market Strategies, 2015-2A D	5.574%	4/27/27	750,000	697,350	(a)(f)
Dryden Senior Loan Fund, 2013-26A E	4.775%	7/15/25	500,000	463,067	(a)(f)
Galaxy XX CLO Ltd., 2015-20A E	5.776%	7/20/27	750,000	722,925	(a)(f)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	1,000,000	998,800	(a)(f)
Total Asset-Backed Securities (Cost — $5,725,944)				5,804,963
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	401,225
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,061,117	753,393	(a)(b)(c)
Total Convertible Bonds & Notes (Cost — $1,466,001)				1,154,618
Senior Loans — 5.2%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	923,650	(j)(k)
Leisure Products — 0.2%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	967,763	970,182	(j)(k)
Specialty Retail — 0.6%
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,771,000	1,783,176	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	486,400	(j)(k)
Total Specialty Retail				2,269,576
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	640,000	591,733	(j)(k)
Total Consumer Discretionary				4,755,141
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	523,900	(j)(k)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	942,735	943,913	(j)(k)
Total Consumer Staples				1,467,813
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Murray Energy Corp., Term Loan B2	7.500%	3/19/21	720,000	699,120	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	877,800	875,606	(j)(k)
Total Energy				1,574,726

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	27

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 1.7%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	492,312		$494,364	(j)(k)
Health Care Providers & Services — 1.6%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	1,210,000		1,199,412	(c)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000		1,463,350	(j)(k)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	3,441,000		3,441,000	(c)(d)(l)
Total Health Care Providers & Services					6,103,762
Total Health Care					6,598,126
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	1,518,377		1,519,011	(j)(k)
Materials — 0.5%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	959,248		988,744	(j)(k)
Metals & Mining — 0.3%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	447,750		404,467	(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	—	6/30/19	708,203		640,530	(l)
Total Metals & Mining					1,044,997
Total Materials					2,033,741
Utilities — 0.6%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	990,000		975,150	(j)(k)
Independent Power and Renewable Electricity Producers — 0.4%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,476,300		1,496,968	(j)(k)
Total Utilities					2,472,118
Total Senior Loans (Cost — $20,405,384)					20,420,676
Sovereign Bonds — 0.5%
Mexico — 0.5%
United Mexican States, Senior Bonds (Cost — $2,650,999)	6.500%	6/9/22	32,317,000	MXN	2,184,733
U.S. Government & Agency Obligations — 1.1%
U.S. Government Obligations — 1.1%
U.S. Treasury Notes (Cost — $4,452,271)	1.500%	5/31/20	4,470,000		4,476,285

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

Security		Shares	Value
Common Stocks — 3.4%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.		69,498	$1,054,284
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		81,754	0	*(c)(d)(i)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	165,371	*(c)
Total Consumer Discretionary			1,219,655
Energy — 1.2%
Energy Equipment & Services — 1.2%
KCAD Holdings I Ltd.		424,046,710	4,649,248	*(c)(d)
Financials — 1.1%
Banks — 1.1%
Citigroup Inc.		53,156	2,874,676
JPMorgan Chase & Co.		24,911	1,638,646
Total Financials			4,513,322
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.		13,200	1,095,600	*(c)(d)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS		111,195	1,047,123	*(c)(d)
Horizon Lines Inc., Class A Shares		818,782	587,886	*(c)
Total Industrials			1,635,009
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd.		3,069,757	290,869	*
Total Common Stocks (Cost — $14,866,045)			13,403,703

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp. (Cost — $702,000)	6.000%	8,100	361,179
Preferred Stocks — 1.0%
Financials — 1.0%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%	117,022	3,049,593	(f)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	29

Schedule of investments (cont’d)

May 31, 2015

Western Asset High Yield Fund

Security	Rate		Shares	Value
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%		31,950	$830,381	(f)
Total Preferred Stocks (Cost — $3,542,251)				3,879,974

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	367,520	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	185,440	*(a)
Total Warrants (Cost — $63,365)				552,960
Total Investments before Short-Term Investments (Cost — $406,566,177)				391,843,095

		Maturity Date	Face Amount†
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
Goldman Sachs & Co. repurchase agreement dated 5/29/15; Proceeds at maturity — $2,000,015; (Fully collateralized by U.S. government agency obligations, 1.250% due 1/30/17; Market value — $2,045,225) (Cost — $2,000,000)	0.090%	6/1/15	2,000,000	2,000,000
Total Investments — 99.7% (Cost — $408,566,177#)				393,843,095
Other Assets in Excess of Liabilities — 0.3%				1,078,318
Total Net Assets — 100.0%				$394,921,413

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of May 31, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2015 Annual Report

Western Asset High Yield Fund

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of May 31, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $408,936,909.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CVR	— Contingent Value Rights
EUR	— Euro
MXN	— Mexican Peso
REFI	— Refinancing

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	31

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $408,566,177)	$393,843,095
Foreign currency, at value (Cost — $18,272)	17,774
Cash	9,408,338
Receivable for securities sold	8,649,608
Interest and dividends receivable	6,328,605
OTC swaps, at value (premiums paid — $444,174)	513,134
Deposits with brokers for centrally cleared swap contracts	385,683
Receivable for Fund shares sold	302,602
Deposits with brokers for open futures contracts	148,287
Unrealized appreciation on forward foreign currency contracts	66,889
Receivable for open OTC swap contracts	34,776
Prepaid expenses	84,675
Total Assets	419,783,466

Liabilities:
Payable for securities purchased	24,368,552
Investment management fee payable	182,873
Payable for Fund shares repurchased	127,642
Payable to broker — variation margin on open futures contracts	32,781
Distributions payable	8,439
Service and/or distribution fees payable	5,527
Payable to broker — variation margin on centrally cleared swaps	4,902
Directors’ fees payable	2,172
Accrued expenses	129,165
Total Liabilities	24,862,053
Total Net Assets	$394,921,413

Net Assets:
Par value (Note 7)	$45,919
Paid-in capital in excess of par value	508,104,175
Undistributed net investment income	42,338
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(98,393,732)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(14,877,287)
Total Net Assets	$394,921,413

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2015 Annual Report

Shares Outstanding:
Class A	750,240
Class A2	1,017,590
Class C	312,636
Class R	43,577
Class I	25,895,336
Class IS	17,899,722

Net Asset Value:
Class A (and redemption price)	$8.60
Class A2 (and redemption price)	$8.63
Class C*	$8.53
Class R (and redemption price)	$8.54
Class I (and redemption price)	$8.54
Class IS (and redemption price)	$8.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.98
Class A2 (based on maximum initial sales charge of 4.25%)	$9.01

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	33

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$29,688,788
Dividends	471,838
Total Investment Income	30,160,626

Expenses:
Investment management fee (Note 2)	2,403,944
Transfer agent fees (Note 5)	159,123
Registration fees	102,146
Fund accounting fees	55,416
Audit and tax fees	52,615
Service and/or distribution fees (Notes 2 and 5)	52,374
Shareholder reports	42,398
Legal fees	24,229
Directors’ fees	20,295
Custody fees	13,691
Insurance	9,847
Fees recaptured by investment manager (Note 2)	6,895
Miscellaneous expenses	7,979
Total Expenses	2,950,952
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,644)
Net Expenses	2,949,308
Net Investment Income	27,211,318

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,935,006
Futures contracts	(1,307,806)
Swap contracts	(56,646)
Foreign currency transactions	880,440
Net Realized Gain	1,450,994
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(30,980,805)
Futures contracts	33,886
Swap contracts	(4,954)
Foreign currencies	(152,672)
Change in Net Unrealized Appreciation (Depreciation)	(31,104,545)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(29,653,551)
Decrease in Net Assets from Operations	$(2,442,233)

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2015 Annual Report

Statements of changes in net assets

For the Year Ended May 31, 2015, the Period Ended May 31, 2014 and the Year Ended December 31, 2013	2015	2014†	2013

Operations:
Net investment income	$27,211,318	$15,241,221	$34,312,830
Net realized gain	1,450,994	2,438,544	13,220,205
Change in net unrealized appreciation (depreciation)	(31,104,545)	7,310,031	(7,607,955)
Increase (Decrease) in Net Assets from Operations	(2,442,233)	24,989,796	39,925,080

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(27,481,356)	(14,932,115)	(33,681,106)
Decrease in Net Assets from Distributions to Shareholders	(27,481,356)	(14,932,115)	(33,681,106)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	230,646,465	107,530,362	389,402,517
Reinvestment of distributions	26,994,189	14,422,961	32,309,391
Cost of shares repurchased	(410,809,222)	(116,278,645)	(392,549,322)
Increase (Decrease) in Net Assets from Fund Share Transactions	(153,168,568)	5,674,678	29,162,586
Increase (Decrease) in Net Assets	(183,092,157)	15,732,359	35,406,560

Net Assets:
Beginning of year	578,013,570	562,281,211	526,874,651
End of year*	$394,921,413	$578,013,570	$562,281,211
*Includes undistributed (overdistributed) net investment income, respectively, of:	$42,338	$(373,074)	$(40,706)

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	35

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$9.19	$9.04	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.52	0.23	0.55	0.40
Net realized and unrealized gain (loss)	(0.58)	0.14	0.17	0.37
Total income (loss) from operations	(0.06)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.53)	(0.22)	(0.54)	(0.52)
Total distributions	(0.53)	(0.22)	(0.54)	(0.52)

Net asset value, end of year	$8.60	$9.19	$9.04	$8.86
Total return[5]	(0.62)%[6]	4.25%	8.26%	9.25%

Net assets, end of year (000s)	$6,453	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.96%[7]	1.05%[7,8]	1.10%[7]	1.12%[8]
Net expenses[9]	0.96 [7]	1.05 [7,8]	0.98 [7,10]	0.93 [8,10]
Net investment income	5.96	5.96 [8]	6.09	6.90 [8]

Portfolio turnover rate	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2015[2]

Net asset value, beginning of period	$9.06

Income (loss) from operations:
Net investment income	0.43
Net realized and unrealized loss	(0.43)
Total income from operations	—

Less distributions from:
Net investment income	(0.43)
Total distributions	(0.43)

Net asset value, end of period	$8.63
Total return[3]	0.06%[4]

Net assets, end of period (000s)	$8,777

Ratios to average net assets:
Gross expenses	0.92%[5]
Net expenses[6]	0.92 [5]
Net investment income	6.09 [5]

Portfolio turnover rate[7]	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to May 31, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.45	0.19	0.47	0.35
Net realized and unrealized gain (loss)	(0.57)	0.15	0.10	0.38
Total income (loss) from operations	(0.12)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.45)	(0.19)	(0.47)	(0.49)
Total distributions	(0.45)	(0.19)	(0.47)	(0.49)

Net asset value, end of year	$8.53	$9.10	$8.95	$8.85
Total return[5]	(1.25)%[6]	3.83%	6.59%	8.73%

Net assets, end of year (000s)	$2,667	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.81%[7]	1.87%[7,8]	1.88%[7]	2.15%[8]
Net expenses[9,10]	1.77 [7]	1.80 [7,8]	1.80 [7]	1.69 [8]
Net investment income	5.17	5.22 [8]	5.27	6.07 [8]

Portfolio turnover rate	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.49	0.21	0.51	0.38
Net realized and unrealized gain (loss)	(0.58)	0.16	0.10	0.37
Total income (loss) from operations	(0.09)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.49)	(0.21)	(0.52)	(0.49)
Total distributions	(0.49)	(0.21)	(0.52)	(0.49)

Net asset value, end of year	$8.54	$9.12	$8.96	$8.87
Total return[5]	(0.77)%[6]	4.16%	7.03%	9.05%

Net assets, end of year (000s)	$372	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.55%[7]	1.37%[7,8]	1.51%[7]	1.37%[8]
Net expenses[9,10]	1.30 [7]	1.30 [7,8]	1.26 [7]	1.30 [8]
Net investment income	5.62	5.68 [8]	5.78	6.59 [8]

Portfolio turnover rate	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]

Net asset value, beginning of year	$9.12	$8.96	$8.87	$8.10	$8.71	$8.27

Income (loss) from operations:
Net investment income	0.55	0.24	0.58	0.63	0.69	0.81
Net realized and unrealized gain (loss)	(0.58)	0.15	0.08	0.77	(0.52)	0.48
Total income (loss) from operations	(0.03)	0.39	0.66	1.40	0.17	1.29

Less distributions from:
Net investment income	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)
Total distributions	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)

Net asset value, end of year	$8.54	$9.12	$8.96	$8.87	$8.10	$8.71
Total return[5]	(0.28)%[6]	4.42%	7.64%	17.76%	1.87%	16.24%

Net assets, end of year (000s)	$221,201	$407,122	$409,166	$385,634	$345,686	$447,370

Ratios to average net assets:
Gross expenses	0.68%	0.69%[7]	0.70%	0.66%	0.68%	0.65%
Net expenses	0.68	0.69 [7]	0.70	0.66	0.68	0.65
Net investment income	6.20	6.33 [7]	6.46	7.37	7.88	9.39

Portfolio turnover rate	82%	33%	103%	86%	103%	105%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[7]	Annualized.

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]

Net asset value, beginning of year	$9.27	$9.11	$9.01	$8.23	$8.84	$8.38

Income (loss) from operations:
Net investment income	0.55	0.24	0.60	0.65	0.70	0.82
Net realized and unrealized gain (loss)	(0.58)	0.16	0.09	0.76	(0.53)	0.49
Total income (loss) from operations	(0.03)	0.40	0.69	1.41	0.17	1.31

Less distributions from:
Net investment income	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)
Total distributions	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)

Net asset value, end of year	$8.68	$9.27	$9.11	$9.01	$8.23	$8.84
Total return[5]	(0.23)%[6]	4.42%	7.82%	17.67%	1.92%	16.32%

Net assets, end of year (000s)	$155,451	$159,217	$141,592	$140,665	$100,048	$108,319

Ratios to average net assets:
Gross expenses	0.63%[7]	0.62%[8]	0.63%[7]	0.63%	0.61%	0.61%
Net expenses[9]	0.63 [7]	0.61 [8,10]	0.63 [7]	0.63 [10]	0.61	0.61
Net investment income	6.29	6.41 [8]	6.57	7.41	8.00	9.40

Portfolio turnover rate	82%	33%	103%	86%	103%	105%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

42	Western Asset High Yield Fund 2015 Annual Report

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$51,914,950	$2,477,462		$54,392,412
Industrials	—	45,408,270	6,561,240		51,969,510
Materials	—	28,811,599	0	*	28,811,599
Utilities	—	7,962,850	3,648,092		11,610,942
Other corporate bonds & notes	—	192,819,541	—		192,819,541
Asset-backed securities	—	5,804,963	—		5,804,963
Convertible bonds & notes	—	1,154,618	—		1,154,618
Senior loans:
Consumer discretionary	—	3,831,491	923,650		4,755,141
Consumer staples	—	—	1,467,813		1,467,813
Energy	—	699,120	875,606		1,574,726
Other senior loans	—	12,622,996	—		12,622,996
Sovereign bonds	—	2,184,733	—		2,184,733
U.S. government & agency obligations	—	4,476,285	—		4,476,285
Common stocks:
Consumer discretionary	$1,054,284	—	165,371		1,219,655
Energy	—	—	4,649,248		4,649,248
Financials	4,513,322	—	—		4,513,322
Health care	—	—	1,095,600		1,095,600
Industrials	587,886	—	1,047,123		1,635,009
Materials	—	290,869	—		290,869
Convertible preferred stocks	—	361,179	—		361,179
Preferred stocks	3,879,974	—	—		3,879,974
Warrants	—	552,960	—		552,960
Total long-term investments	$10,035,466	$358,896,424	$22,911,205		$391,843,095
Short-term investments†	—	2,000,000	—		2,000,000
Total investments	$10,035,466	$360,896,424	$22,911,205		$393,843,095
Other financial instruments:
Forward foreign currency contracts	—	$66,889	—		$66,889
OTC credit default swaps on corporate issues — sell protection‡	—	513,134	—		513,134
Total other financial instruments	—	$580,023	—		$580,023
Total	$10,035,466	$361,476,447	$22,911,205		$394,423,118

44	Western Asset High Yield Fund 2015 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$130,145	—	—	$130,145
Centrally cleared credit default swaps on credit indices — buy protection	—	$155,683	—	155,683
Total	$130,145	$155,683	—	$285,828

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities		Total
Balance as of May 31, 2014	$2,607,069	—	$424,000		$0	*	$3,031,069
Accrued premiums/discounts	25,290	—	(87,348)		—		(62,058)
Realized gain (loss)[1]	20	—	103,998		(479,759)		(375,741)
Change in unrealized appreciation (depreciation)[2]	(44,035)	$69,844	(16,650)		484,731		493,890
Purchases	227,358	1,727,757	0	*	—		1,955,115
Sales	(338,240)	(66,643)	(424,000)		(4,972)		(833,855)
Transfers into Level 3[3]	—	4,830,282	—		3,648,092		8,478,374
Transfers out of Level 3	—	—	—		—		—
Balance as of May 31, 2015	$2,477,462	$6,561,240	$0	*	$3,648,092		$12,686,794
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	$(44,035)	$69,844	$(16,650)		—		$9,159

	Senior Loans
Investments in Securities	Consumer Discretionary	Consumer Staples	Energy	Total
Balance as of May 31, 2014	—	—	—	—
Accrued premiums/discounts	—	$2,713	$1,227	$3,940
Realized gain (loss)[1]	—	1,074	53	1,127
Change in unrealized appreciation (depreciation)[2]	—	12,716	18,526	31,242
Purchases	—	1,359,300	858,000	2,217,300
Sales	—	(431,890)	(2,200)	(434,090)
Transfers into Level 3[3]	$923,650	523,900	—	1,447,550
Transfers out of Level 3	—	—	—	—
Balance as of May 31, 2015	$923,650	$1,467,813	$875,606	$3,267,069
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]		$12,716	$18,526	$31,242

Western Asset High Yield Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

	Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of May 31, 2014	$163,508	$3,155,331	$633,600	$3,710,577	$7,663,016
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	1,863	1,493,917	462,000	(2,663,454)	(705,674)
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of May 31, 2015	$165,371	$4,649,248	$1,095,600	$1,047,123	$6,957,342
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	$1,863	$1,493,917	$462,000	$(2,663,454)	$(705,674)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount Represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 5/31/15 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average		Impact to Valuation from an Increase in Input*
Common Stock	$4,649	Market Approach	EBITDA Multiple	7.19	x	Increase
			Liquidity Discount	5.76%		Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield dur-

46	Western Asset High Yield Fund 2015 Annual Report

ing the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Western Asset High Yield Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accom-

48	Western Asset High Yield Fund 2015 Annual Report

panying Schedule of Investments. At May 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2015, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of

Western Asset High Yield Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

50	Western Asset High Yield Fund 2015 Annual Report

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

Western Asset High Yield Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

52	Western Asset High Yield Fund 2015 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$685,450	$(685,450)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA has agreed to waive and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65% for Class A, Class A2, Class C, Class R and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the year ended May 31, 2015, fees waived and/or expenses reimbursed amounted to $1,644.

LMPFA is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any

Western Asset High Yield Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class IS
Expires May 31, 2016	—	—	$71	—
Expires May 31, 2017	—	$745	899	—
Total fee waivers/expense reimbursements subject to recapture	—	$745	$970	—

For the year ended May 31, 2015, LMPFA recaptured $2,002, $745, $23, and $4,125 for Class A, Class C, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2015, LMIS and its affiliates retained sales charges of $1,543 and $32,385 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$858

As of May 31, 2015, Legg Mason and its affiliates owned 15% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$342,637,411	$11,899,712
Sales	496,129,687	7,468,835

54	Western Asset High Yield Fund 2015 Annual Report

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,571,279
Gross unrealized depreciation	(26,665,093)
Net unrealized depreciation	$(15,093,814)

At May 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	94	9/15	$11,897,484	$12,002,625	$(105,141)
U.S. Treasury Long-Term Bonds	6	9/15	908,746	933,750	(25,004)
Net unrealized depreciation on open futures contracts					$(130,145)

At May 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	659,136	EUR	580,243	Credit Suisse	8/13/15	$21,215
USD	2,354,421	EUR	2,100,000	Royal Bank of Scotland PLC	8/13/15	45,674
Total						$66,889

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At May 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Global Markets Inc. (Markit CDX.NA.HY.23 Index)	$8,036,000	12/20/19	5.000% quarterly	$(666,343)	$(541,321)	$(125,022)
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.23 Index)	2,753,800	12/20/19	5.000% quarterly	(228,345)	(207,669)	(20,676)
Goldman Sachs Group Inc. (Markit CDX.NA.HY.23 Index)	1,288,700	12/20/19	5.000% quarterly	(106,859)	(96,874)	(9,985)
Total	$12,078,500			$(1,001,547)	$(845,864)	$(155,683)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2015[5]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	2.97%	5.000% quarterly	$513,134	$444,174	$68,960

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

Western Asset High Yield Fund 2015 Annual Report	55

Notes to financial statements (cont’d)

swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate

At May 31, 2015, the Fund held collateral received from Deutsche Bank AG in the amount of $568,181 on credit default swap contracts valued at $513,134. Net exposure to the counterparty was $(55,047). Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$513,134	$513,134
Forward foreign currency contracts	$66,889	—	66,889
Total	$66,889	$513,134	$580,023

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$130,145	—	$130,145
Centrally cleared swap contracts[4]	—	$155,683	155,683
Total	$130,145	$155,683	$285,828

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

56	Western Asset High Yield Fund 2015 Annual Report

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(58,266)	$(58,266)
Futures contracts	$(1,307,806)	—	—	(1,307,806)
Swap contracts	15,899	—	(72,545)	(56,646)
Forward foreign currency contracts[2]	—	$1,026,030	—	1,026,030
Total	$(1,291,907)	$1,026,030	$(130,811)	$(396,688)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$33,886	—	—	$33,886
Swap contracts	—	—	$(4,954)	(4,954)
Forward foreign currency contracts[1]	—	$(148,618)	—	(148,618)
Total	$33,886	$(148,618)	$(4,954)	$(119,686)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,245
Futures contracts (to sell)	33,756,984
Forward foreign currency contracts (to buy)†	1,594,706
Forward foreign currency contracts (to sell)	6,399,738

Western Asset High Yield Fund 2015 Annual Report	57

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts†	$170,308
Credit default swap contracts (to buy protection)	9,779,183
Credit default swap contracts (to sell protection)	3,430,000

†	At May 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
OTC swap contracts	$513,134	$(513,134)	—
Forward foreign currency contracts	66,889	—	$66,889
Total	$580,023	$(513,134)	$66,889

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$32,781	$(32,781)	—
Centrally cleared swap contracts[4]	4,902	(4,902)	—
Total	$37,683	$(37,683)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

58	Western Asset High Yield Fund 2015 Annual Report

For the year ended May 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$18,483	$3,601
Class A2†	8,789	1,333
Class C	23,285	3,367
Class R	1,817	1,504
Class I	—	145,975
Class IS	—	3,343
Total	$52,374	$159,123

†	For the period August 1, 2014 (inception date) to May 31, 2015.

For the year ended May 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2†	—
Class C	$745
Class R	899
Class I	—
Class IS	—
Total	$1,644

†	For the period August 1, 2014 (inception date) to May 31, 2015.

6. Distributions to shareholders by class

	Year Ended May 31, 2015	Period Ended May 31, 2014*	Year Ended December 31, 2013
Net Investment Income:
Class A	$441,513	$224,712	$335,745
Class A2†	217,985	—	—
Class C	122,482	28,264	22,985
Class R	20,628	5,627	2,326
Class I	14,676,427	10,719,418	24,290,856
Class IS	12,002,321	3,954,094	9,029,194
Total	$27,481,356	$14,932,115	$33,681,106

*	For the period January 1, 2014 through May 31, 2014.

†	For the period August 1, 2014 (inception date) to May 31, 2015.

Western Asset High Yield Fund 2015 Annual Report	59

Notes to financial statements (cont’d)

7. Capital shares

At May 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2015		Period Ended May 31, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	2,909,144	$26,196,907	253,450	$2,303,190	4,033,544	$36,683,804
Shares issued on reinvestment	40,592	356,809	12,078	110,429	19,754	179,385
Shares repurchased	(3,241,461)	(29,249,701)	(373,628)	(3,390,006)	(2,949,001)	(26,745,991)
Net increase (decrease)	(291,725)	$(2,695,985)	(108,100)	$(976,387)	1,104,297	$10,117,198

Class A2†
Shares sold	1,011,788	$8,811,082	—	—	—	—
Shares issued on reinvestment	25,308	217,965	—	—	—	—
Shares repurchased	(19,506)	(167,494)	—	—	—	—
Net increase	1,017,590	$8,861,553	—	—	—	—

Class C
Shares sold	228,310	$1,991,327	77,119	$697,845	111,467	$993,617
Shares issued on reinvestment	11,661	100,552	2,779	25,157	2,537	22,584
Shares repurchased	(116,688)	(999,182)	(8,228)	(74,065)	(14,259)	(125,188)
Net increase	123,283	$1,092,697	71,670	$648,937	99,745	$891,013

Class R
Shares sold	9,814	$84,322	33,853	$305,968	7,802	$69,518
Shares issued on reinvestment	355	3,081	148	1,338	134	1,193
Shares repurchased	(7,389)	(64,685)	(2,002)	(18,209)	(367)	(3,311)
Net increase	2,780	$22,718	31,999	$289,097	7,569	$67,400

Class I
Shares sold	8,516,997	$73,927,817	9,752,245	$88,138,409	36,371,213	$323,823,864
Shares issued on reinvestment	1,655,908	14,472,479	1,169,126	10,597,089	2,705,100	24,220,580
Shares repurchased	(28,932,798)	(258,958,979)	(11,935,139)	(108,024,429)	(36,899,265)	(329,623,663)
Net increase (decrease)	(18,759,893)	$(170,558,683)	(1,013,768)	$(9,288,931)	2,177,048	$18,420,781

Class IS
Shares sold	13,305,916	$119,635,010	1,751,351	$16,084,950	3,067,480	$27,831,714
Shares issued on reinvestment	1,346,232	11,843,303	400,173	3,688,948	867,924	7,885,649
Shares repurchased	(13,929,993)	(121,369,181)	(518,827)	(4,771,936)	(3,994,787)	(36,051,169)
Net increase (decrease)	722,155	$10,109,132	1,632,697	$15,001,962	(59,383)	$(333,806)

*	For the period January 1, 2014 through May 31, 2014.

†	For the period August 1, 2014 (inception date) to May 31, 2015.

60	Western Asset High Yield Fund 2015 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2015, the period ended May 31, 2014 and the fiscal year ended December 31, 2013, was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	$27,481,356	$14,932,115	$33,681,106

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$395,249
Deferred capital losses*	(2,686,066)
Capital loss carryforward**	(95,443,065)
Other book/tax temporary differences(a)	(246,780)
Unrealized appreciation (depreciation)(b)	(15,248,019)
Total accumulated earnings (losses) — net	$(113,228,681)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	During the taxable year ended May 31, 2015, the Fund utilized $3,560,741 of its capital loss carryforward available from prior years. As of May 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2016	$(12,024,797)
5/31/2017	(83,418,268)
$(95,443,065)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Western Asset High Yield Fund 2015 Annual Report	61

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2015

62	Western Asset High Yield Fund 2015 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset High Yield Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

64	Western Asset High Yield Fund

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); Senior Vice President of LMPFA (since 2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset High Yield Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset High Yield Fund

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

Western Asset High Yield Fund	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2015:

Record date:	Daily	Daily	Daily
Payable date:	June 2014	July 2014 to December 2014	January 2015 to May 2015
Ordinary income:
Qualified dividend income for individuals	1.21%	1.20%	1.39%
Dividends qualifying for the dividends
received deduction for corporations	1.13%	1.13%	1.39%

Please retain this information for your records.

68	Western Asset High Yield Fund

Western Asset

High Yield Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 7/15 SR15-2536

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,592 in May 31, 2014 and in $121,110 May 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2014 and $1,500 in May 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2014 and $48,684 in May 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,042 in May 31, 2014 and $997 in May 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2014 and May 31, 2015; Tax Fees were 100% and 100% for May 31, 2014 and May 31, 2015; and Other Fees were 100% and 100% for May 31, 2014 and May 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $15,000 in May 31, 2014 and $170,028 in May 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 22, 2015